Advanced Emissions Solutions, Inc. Advanced Emissions Solutions, Inc. and Arq Limited Announce Transaction Agreement August 22, 2022 1

Safe Harbor 2 This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. When used in this presentation, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that Advanced Emissions Solutions, Inc. ("ADES" or the "Company") and/or Arq Limited ("Arq") intend, expect or believe may occur in the future are forward-looking statements. These forward-looking statements may relate to such matters as business strategy, goals and expectations concerning the combination of ADES and Arq (the "Transaction") (including the anticipated timing of consummation of the Transaction, future operations, future performance or results). The forward-looking statements may further include expectations about future demand for our APT products, pressure on APT margins and acceptance of price increases as well as results from the Company’s review of strategic alternatives. These forward-looking statements involve risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including, but not limited to: uncertainties as to the timing of the consummation of the Transaction; the risk that the Transaction may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; the effect of the announcement of the transactions contemplated by the transaction agreement on the Company’s ability to hire key personnel, its ability to maintain relationships with customers, suppliers and others with whom it does business, or its results of operations and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; the ability to meet Nasdaq’s listing standards following the consummation of the Transaction; costs related to the proposed Transaction; opportunities for additional sales of our lignite activated carbon products and end-market diversification; the outcome of the review of strategic alternatives; the Company’s ability to meet customer supply requirements; the rate of coal-fired power generation in the United States; timing of new and pending regulations and any legal challenges to or extensions of compliance dates of them, the U.S. government’s failure to promulgate regulations that benefit our business; changes in laws and regulations; Internal Revenue Service interpretations or guidance, accounting rules, any pending court decisions, prices, economic conditions and market demand; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start up and operational difficulties; competition within the industries in which the Company operates; loss of key personnel; ongoing effects of the COVID-19 pandemic and associated economic downturn on operations and prospects; as well as other factors relating to our business, as described in the Company’s filings with the SEC, with particular emphasis on the risk factor disclosures contained in those filings. You are cautioned not to place undue reliance on the forward-looking statements and to consult filings ADES has made and will make with the SEC for additional discussion concerning risks and uncertainties that may apply to the business and the ownership of ADES securities. The forward-looking statements speak only as to the date of this presentation, and the Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. This presentation does not contain all the information that should be considered concerning the proposed transaction to be voted upon at the special meeting of shareholders and is not intended to provide the basis for any investment decision or any other decision in respect of the transaction. Shareholders are advised to read any proxy statement/prospectus prepared in connection with the Transaction. Non-GAAP Financial Measures Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") designed to supplement, and not substitute, the Company's financial information presented in accordance with GAAP. The non-GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results or leverage will be unaffected by other unusual or non-recurring items. Please see the Company's filings with the SEC for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors, and certain limitations and reconciliations thereof to the most directly comparable GAAP measures. Additional Information In connection with the Transaction, we intend to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. A definitive proxy statement will be sent to stockholders of ADES seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at 8051 E Maplewood Ave., Suite 210, Greenwood Village, CO 80111, Attn: General Counsel. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation This presentation is not a solicitation of a proxy from any security holder. ADES and its directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from ADES' stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of ADES' directors and officers is contained ADES' filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Executive Summary: A New Path Forward 3 Combination enhances vertically integrated N.A. provider of activated carbon and creates new environmental technology products Provides additional growth opportunities, sustainable competitive advantage & improved long-term profitability ADES shareholders own at least 47.4% of new entity & an option for a cash dividend of $10 million or additional equity in the new entity Projected to generate $196 million in annual Revenue (20%+ CAGR) and $61 million in annual EBITDA by end of Fiscal 2026

Unique feedstock for AC and other high-value industrial markets Recognized leader in North American AC market Advancing the Vision: Creating a Leading, Vertically Integrated North American Provider of Environmental Technology Products 4 Text Text Text Text  Top 3 North American supplier of Activated Carbon (AC) to power generation, industrial, and municipal water markets  Owner & operator of the largest AC manufacturing plant in US, with extensive logistics, supply chain, commercial and technology infrastructure  Current focus is on Powdered Activated Carbon (PAC) produced from “in-house” lignite mine  100+ customers in multiple end markets -- -- -- -- -- -- -- -- -- -- -- -- --  Red River Plant can be configured for Arq powder™ as feedstock in order to leverage existing infrastructure to enter higher-value Granular Activated Carbon (GAC) market  Privately-owned environmental technology company that converts coal mining waste into a micro-fine carbon powder (Arq powder™) for use in environmentally sustainable products  No direct competitor with access to patent protected feedstock  Arq powder™ used as a feedstock to produce high performing (GAC) product(s) used in water treatment and other specialty applications  First large-scale plant constructed in Corbin, Kentucky with global expansion opportunities -- -- -- -- -- -- -- -- -- -- -- -- --  The Transaction will provide entry into AC market and other adjacent markets utilizing a single vertically integrated feedstock

Transaction Rationale: Create Highly Profitable Growth Engine

1 Expand Growth Opportunities

- **GAC Market Development:** Arq powder™ feedstock provides opportunity to sell into high-growth GAC North American AC Market (~325M lbs.) and leverage Red River plant
- **Adjacent Market Growth:** diversification opportunities into numerous markets including additives for Carbon Black, Asphalt and Marine Fuel
- **Strong Partnerships:** opportunity to leverage combined existing strategic partnerships with leading companies for growth and market access

2 Sustainable Competitive Advantage

- **Secured Feedstock Source:** unique, waste-derived feedstock produces high performance and environmentally beneficial products
- **Vertical Integration:** significant control of supply chain, enabling reliable and efficient production and distribution of expanded portfolio of GAC / PAC products
- **Attractive Environmental Profile:** waste feedstock results in lower manufacturing emissions and promotes reclamation of property for future use and increased biodiversity

3 Enhance Long-term Profitability

- **Attractive Financial Profile:** projected to generate annual revenue of $196M and annual EBITDA of $61M by 2026
- **AC Market Access:** strong synergies between Arq's feedstock and ADES' operations, technology and commercial infrastructure
- **Optimize Red River Plant:** will introduce Arq powder™ into Red River plant over time to improve profitability and expand into new diverse products and markets

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Transaction Overview: Highly Accretive Transaction 6 Future Ownership  Upon shareholder approval, ADES will issue shares to acquire Arq  Fully diluted ownership(1) will be:  ADES – 49.5%  Arq – 40.5%  PIPE – 9.0%  Warrants(2) – 1.0% Capital  ADES will issue additional equity to PIPE investors for $20 million cash proceeds on a $200 million post-money valuation  Obtained binding debt financing commitment of $10 million(2) Shareholder Benefits  ADES shareholders will receive a 20% premium in total consideration compared to the current market cap(3)  ADES shareholders will be provided with option to receive a one-time cash dividend or additional shares in the newly combined entity (4)  ADES will continue to be traded on the Nasdaq Global Market under the ticker symbol “ADES” (1) Future ownership % is based upon a 0% cash election in the merger and an assumption that PIPE shares are purchased at a price of $4.67 per share (2) Debt provider will obtain penny warrants for 1% of the pro-forma entity (3) Based on the trailing 60-day volume weighted average share price as of August 15, 2022, and assumes a 0% cash election in the merger (4) Shareholders of record will be able to elect a cash or stock option whereby they receive 1.11 shares of stock and a dividend of $0.52 per share or 1.22 shares of stock

2022E 2023E 2024E 2025E 2026E Pro Forma Financial Profile: Significant Growth Opportunities 7 76% 14% 8% 93% 7% RemediationActivated Carbon Additives Chemicals Revenue & EBITDA Estimated Sales Product Mix Revenue EBITDA $87 $122 $196 -$5 $17 $61 ANNUALIZED G&A COST SAVINGS $7M / year STRONG PROJECTED EBITDA MARGINS 31% (‘26E) HEALTHY CASH BALANCE $62M (‘26E) MATERIAL EBITDA GROWTH OPPS $150M+ (’23-’26E) INITIAL CAPEX TO ENABLE GROWTH $75M (’23-’26E) -$6 $32 ($ in millions) $100 $146 3%

Arq Overview: Emerging Environmental Innovator 8  Existing strategic relationships with Peabody, Vitol and Mitsubishi:  Current investors in Arq business  Provide a combination of strong, investment grade supply-side, buyers and marketers of Arq products  Committed investors in combined company Profile & Products  Privately-owned business founded in 2015  Emerging technology company who has developed a low-cost novel technology  Produces an ultra-fine hydrocarbon-based powder from coal mining waste  Used as a feedstock or a blending feedstock across diverse markets  Environmentally sustainable specialty carbon products Markets & Applications  Emerging applications include additives for Carbon Black, Asphalt and Marine Fuel with a lower cost to produce & improved environmental footprint  Potential addressable markets are significant in size and allow potential entrance with current applications Technologies & Manufacturing Investors & Strategic Partners  “State-of-the-art” plant with planned upgrades and expansion in 2023  Low-cost sourcing from bituminous coal mining waste that creates a feedstock for high-performing AC products  Substantial, patent protected IP with a family of over 70 patents / applications  No direct competitor with access to Arq’s feedstock to produce various products

9 Category Product Type Market ADES ADES + ARQ Carbon Products & Industrial Additives Powdered Activated Carbon (PAC) Power generation, industrial and municipal markets   Granular Activated Carbon (GAC) Municipal water, soil and groundwater remediation and specialty gas phase   Colloidal Carbon (CCP) Soil and groundwater remediation   Emission Control Chemicals Power generation   Carbon Black Additives Tires, polymer composites, paints and coatings  Asphalt Additives Infrastructure and building  Oil Fuel Blends Boiler Fuel Blends Power generation  Marine Fuel Blends Marine transportation  Expands Portfolio, Competitive Profile & Market Opportunity

Integrated Infrastructure: Established Operating Capabilities 10 Red River Activated Carbon Plant Five Forks Lignite Mine Natchitoches Post-Activation Processing Facility Commercial Research & Development Arq Powder Production Plant Research & Development Facility Arq’s Corbin Plant, KentuckyADES’s Vertically Integrated Asset Base Vertically Integrated Product & Supply Chain Arq’s unique micro-fine powder will be integrated into the ADES’ supply chain allowing multiple feedstocks ADES will produce higher value AC products at the Red River plant Sustainable advantage through differentiated products with improved environmental profile and operating costs

Entity Strategic Relationship Investor in PIPE Shareholder in Future Entity Strategic Partner - Peabody and Arq have a strategic collaboration on potential feedstock supply and best site locations for future plants.   Global Marketing & Sales Partner – Vitol, as a marketing partner, has been involved with establishing certification and customer acceptance of Arq powder™ and will blend Arq powder™ into a range of products.   Marine Fuel Partner – Hafnia, through strategic agreements, provides Arq with industry-leading marine fuel technical expertise and exposure to one of the world’s largest marine fleets. Business Development Partner - Mitsubishi was an early strategic investor in Arq and provides a direct entry point into Japan, one of the largest importers of commodities and energy consumers in the world.  Influential Strategic Relationships, Partners & Investors 11

Expanded Leadership Team, Broad Industry Reach

ADES



Greg Marken – President, CEO and Treasurer

Greg is the President, Chief Executive Officer and Treasurer of ADES since July 2020. Prior to his appointment as President and Chief Executive Officer, Greg served as the Chief Financial Officer, Treasurer and Secretary from March 2018 through June 2020.



Dennis Sewell – Vice President of Manufacturing

Dennis joined ADA Carbon Solutions in 2009 and currently serves as the Vice President of Manufacturing. Dennis has more than 25 years of industrial manufacturing experience and has served in various leadership roles at the company.



Oscar Velasquez – Vice President of Sales

Oscar joined ADA Carbon Solutions in 2016 and currently serves as Vice President of Sales. Oscar previously served as National Sales Manager for ADA Carbon Solutions and has more than 7 years of leadership experience in specialty chemicals, new business development and product life cycle management.



Joe Wong – Chief Technology Officer

Joe serves as Chief Technology Officer and has over 35 years of industry leadership experience in Research & Development, product development and business growth in specialty materials. Prior to joining ADES in 2018, Joe served as the Chief Technology Officer for ADA Carbon Solutions since 2011.



Morgan Fields – Chief Accounting Officer

Morgan has more than 15 years of accounting experience, including consulting on various projects at ADES since 2019. She previously served as the Chief Accounting Officer for Rezolute, Inc. and as an Assurance Director for RSM US LLP.

Arq



Julian McIntyre – Founder & CEO

Julian is a serial entrepreneur and investor with experience in technology, energy and finance. Julian founded several companies including Gateway Communications, a pan-African telco sold to Vodacom for $700M.



Bill West – President

Bill has 30 years of experience in mining and heavy construction. Bill is a Senior Partner at Millstone and former CEO at Appalachian Energy Holdings.



Richard Campbell-Breeden – Chairman

Richard has over 30 years of experience in finance and private equity. During his 27 years at Goldman Sachs, Richard held a variety of senior positions in both Europe and Asia, including Vice President of Goldman Sachs Asia.



Paul Groves – Chief Operating Officer

Paul has over 30 years of experience in the Energy & Resources markets. Paul is a former MD at Petrofac, along with previous senior roles at BG Group, Shell and Alcan.



Venkat Siva – Chief Financial Officer

Venkat has 15 years of experience in finance, capital markets and investment management. He co-founded Greenfire Resources, an oil producer in Canada in partnership with Trafigura. He is also a former M&A banker at Goldman Sachs.

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Outlook & Key Milestones 13 2025  Complete modification of Red River plant for enhanced capabilities  In-house production of CCP product commences at Red River  Upon successful evaluation and funding, complete 1) construction of facility in international market, and 2) commence sales in global shipping markets  Deliver $32 million group EBITDA based on initial phase of business plan 2024  Full scale operations at Corbin commence  Start modification of Red River plant for enhanced capabilities to enable the processing of Corbin feedstock  Production and commercialization of Arq powderTM GAC products from Red River  Develop in-house production of CCP for the remediation market  Evaluate potential market and financing for 1) additional expansion of the Red River facility; and 2) entrance into Marine Fuel markets  Deliver $17 million of group EBITDA 2023  Product and customer development for GAC market entry  Optimize Corbin for GAC feedstock production as well as initiate Red River modifications to facilitate usage of Corbin feedstock (funded through merger capital)  Complete testing for additives for Carbon Black and Asphalt  Commercialization of additives for Carbon Black and Asphalt, as well as CCP  Confirm market feasibility of Marine Fuel blend via ship trials

A New Path Forward 14 Combination enhances vertically integrated N.A. provider of activated carbon and creates new environmental technology products Provides additional growth opportunities, sustainable competitive advantage & improved long-term profitability ADES shareholders own at least 47.4% of new entity & an option for a cash dividend of $10 million or additional equity in the new entity Projected to generate $196 million in annual Revenue (20%+ CAGR) and $61 million in annual EBITDA by end of Fiscal 2026